Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of the First Amendment Effective Date, is by and among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Borrower”), OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, as a Guarantor, the lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

WITNESSETH

WHEREAS, the Borrower, each Guarantor, the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of May 25, 2017 as amended, supplemented or otherwise modified prior to the date hereof (the “Existing Credit Agreement”);

WHEREAS, the Borrower, each Guarantor, certain of the Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1      Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

SUBPART 1.2      Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
AMENDMENTS TO

EXISTING CREDIT AGREEMENT

SUBPART 2.1      The definition of “Subsidiary Guarantor” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Subsidiary Guarantor” means (a) Omega LP and (b) each Domestic Subsidiary of the Borrower which becomes a Subsidiary Guarantor pursuant to Section 6.15(a) hereof.

SUBPART 2.2      The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, Omega LP, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means February 1, 2019.

SUBPART 2.3       Article V of the Existing Credit Agreement is hereby amended to add a new Section 5.23 immediately following Section 5.22 and to read as follows:

5.23 Beneficial Ownership Certification.

As of the First Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

SUBPART 2.4      Section 6.15(c) and the immediately following paragraph of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:

(c)            Notwithstanding the requirements set forth in clauses (a) or (b) of this Section 6.15, in the event that any Person acting as a Guarantor (other than Omega LP) (i) is no longer obligated to provide a guarantee of any Indebtedness of the Borrower for borrowed money evidenced by bonds, debentures, notes or other similar instruments in an amount of at least $50,000,000 (excluding any amounts outstanding pursuant to this Credit Agreement or the LP Credit Agreement or the Bank of Tokyo Credit Agreement) or (ii) would be automatically released from its guarantee obligations of any such indebtedness upon its release from the Guaranty or (iii) is sold to a third-party and such unsecured debt is paid off upon completion of the sale or is agreed to be assumed by and transferred to such third-party purchaser upon completion of such sale, then such Person shall be automatically released as a party to the Credit Documents (the “Release”). In such an event, the Borrower will notify the Administrative Agent that, pursuant to this Section 6.15(c), such Person shall be released and, in accordance with Section 9.11, the Administrative Agent shall (to the extent applicable) deliver to the Credit Parties such documentation as is reasonably necessary to evidence the Release.

Notwithstanding the foregoing, (A) as set forth in Section 6.18 below, the Obligations shall remain a senior unsecured obligation, pari passu with all other senior unsecured Funded Debt of the Borrower, Omega LP and to the extent applicable, any other Subsidiary Guarantor and (B) to the extent that following any such Release, any Real Property Asset owned by an otherwise released or to be released Guarantor that is obligated in respect of outstanding recourse debt for Funded Debt shall not be deemed an Unencumbered Property for purposes of this Agreement.

SUBPART 2.5      Section 7.04 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

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7.04 Fundamental Changes.

No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, merge, dissolve, liquidate or consolidate with or into another Person, except that, so long as no Event of Default exists or would result therefrom and subject to the proviso below, (a) a Credit Party may merge or consolidate with or into one or more other Credit Parties, (b) any Subsidiary that is not a Credit Party may (i) merge or consolidate with or into a Credit Party, so long as such Credit Party is the continuing or surviving Person, (ii) merge or consolidate with or into another Subsidiary that is not a Credit Party, or (iii) may dissolve, liquidate or wind up its affairs at any time, so long as such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect, or (c) any other merger, dissolution, liquidation, wind up or consolidation that is not specified in clauses (a) or (b) herein and is not otherwise prohibited pursuant to this Agreement shall be permitted; provided, that (i) if the Borrower or Omega LP is a party to any merger or consolidation permitted under this Section 7.04 it shall be the continuing or surviving Person and (ii) in no event shall the Borrower and Omega LP be permitted to merge or consolidate with each other.

SUBPART 2.6      Article VII of the Existing Credit Agreement is hereby amended to add a new Section 7.14 immediately following Section 7.13 and to read as follows:

7.14 Other Business or Activity of the Borrower.

The Borrower shall not directly or indirectly enter into or conduct any business or activity other than (a) in connection with the ownership, acquisition and disposition of interests in Omega LP, (b) the management of the business of Omega LP, and (c) such business or activity that is conducted by the Borrower and its Subsidiaries on the date hereof or, in each case, such business or activity as is reasonably ancillary or incidental thereto (in any case, a “Permitted Activity”); provided, however, the Borrower shall not own any assets other than (i) interests, rights, options, warrants or convertible or exchangeable securities of Omega LP, (ii) assets that have been distributed to the Borrower by its Subsidiaries that are held for fifteen (15) Business Days or less pending further distribution to equity holders of the Borrower or application by the Borrower, as the case may be, pursuant to a Permitted Activity, (iii) assets received directly or indirectly by the Borrower from third parties (including, without limitation, the net cash proceeds from any issuance and sale by the Borrower of any equity interests or issuance of Senior Notes), that are held for fifteen (15) Business Days or less pending further contribution to Omega LP or application by the Borrower, as the case may be, pursuant to a Permitted Activity, (iv) such bank accounts or similar instruments as it deems necessary in furtherance of a Permitted Activity or to carry out its responsibilities under the Organization Documents of Omega LP and (v) other tangible and intangible assets that, taken as a whole, are immaterial in relation to the consolidated assets of Omega LP and its Subsidiaries, but which shall in no event include any equity interests other than those permitted in clauses (i) and (iii) of this sentence. Nothing in this Section 7.14 shall prevent the Borrower from (A) the maintenance of its legal existence or activities reasonably incidental thereto (including, without limitation, the ability to incur fees, costs and expenses relating to such maintenance), (B) the performance of its obligations with respect to this Credit Agreement and the Credit Documents executed in connection therewith or any other Borrower Indebtedness, (C) any public offering of its common stock or any other issuance or sale of its equity interests or issuance of its Senior Notes, (D) the payment of dividends, (E) making contributions to the capital of Omega LP, (F) participating in tax, accounting and other administrative matters as a member of the Consolidated Parties, (G) providing indemnification to officers, managers and directors, (H) any activities incidental to compliance with the Securities Laws and the rules of national securities exchanges and activities incidental to investor relations, shareholder meetings and reports to shareholders or debtholders and (I) any activities incidental to the foregoing.

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SUBPART 2.7       Section 9.11 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

9.11 Guaranty Matters.

The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Person (other than Omega LP) from its obligations under the Guaranty if (a) such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder or (b) such Person is no longer required to be a Guarantor pursuant to Section 6.15(c). Upon the release of any Person pursuant to this Section 9.11, the Administrative Agent shall (to the extent applicable) deliver to the Credit Parties, upon the Credit Parties’ request and at the Credit Parties’ expense, such documentation as is reasonably necessary to evidence the release of such Person from its obligations under the Credit Documents.

SUBPART 2.8       The last sentence of Section 10.22 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Certification (if applicable).

PART 3
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1      First Amendment Effective Date. This Amendment shall be and become effective as of the First Amendment Effective Date and when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment”.

SUBPART 3.2      Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message or other electronic imaging means, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, each Guarantor, Lenders constituting Required Lenders (as defined in the Existing Credit Agreement) and the Administrative Agent.

SUBPART 3.3      Fees and Expenses. Payment by the Credit Parties to the Administrative Agent of all fees and expenses relating to the preparation, execution and delivery of this Amendment which are due and payable on the First Amendment Effective Date.

SUBPART 3.4      KYC. Receipt by the Administrative Agent and each Lender of, in each case, at least five (5) days prior to the First Amendment Effective Date:

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(a)         all documentation and other information requested by the Administrative Agent or any Lender under applicable “know your customer” or anti-money laundering rules, regulations or policies, including the Patriot Act; and

(b)           if applicable, a Beneficial Ownership Certification in relation to each Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Certification.

PART 4
MISCELLANEOUS

SUBPART 4.1     Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 4.2     Representations and Warranties. Each Credit Party hereby represents and warrants that it: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (c) after giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the First Amendment Effective Date upon giving effect to this Amendment.

SUBPART 4.3     Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed original counterpart of this Amendment.

SUBPART 4.4     Binding Effect. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 4.5     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 4.6     Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

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SUBPART 4.7      Affirmation. Except as specifically amended above, the Credit Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Credit Parties. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Existing Credit Agreement applicable to it, as otherwise amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lenders’ part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

SUBPART 4.8      No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of any Credit Document or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Documents or any of Lenders’ rights and remedies in respect of such Defaults or Events of Default.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	OMEGA HEALTHCARE INVESTORS, INC.

By	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

GUARANTOR:	OHI HEALTHCARE PROPERTIES LIMITED
PARTNERSHIP

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

omega healthcare investors, inc.

FIRST amendment to credit agreement

ADMINISTRATIVE AGENT:	bank of america, n.a.,
as Administrative Agent

By:	/s/ Henry Pennell
Name:	Henry Pennell
Title:	Vice President

omega healthcare investors, inc.

FIRST amendment to credit agreement

LENDERS:	bank of america, n.a., as L/C Issuer, Swing Line Lender and as a Lender

By:	/s/ Yinghua Zhang
Name:	Yinghua Zhang
Title:	Director

omega healthcare investors, inc.

FIRST amendment to credit agreement

CREDIT AGRICOLE COPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

By:	/s/ Karen L. Ramos
Name:	Karen L. Ramos
Title:	Managing Director

omega healthcare investors, inc.

FIRST amendment to credit agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Chiara Carter
Name:	Chiara Carter
Title:	Executive Director

omega healthcare investors, inc.

FIRST amendment to credit agreement

CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michelle Dawson
Name:	Michelle Dawson
Title:	Vice President

omega healthcare investors, inc.

FIRST amendment to credit agreement

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO- MITSUBISHI UFJ, LTD.),
as a Lender

By:	/s/ David Meisner
Name:	David Meisner
Title:	Vice President

omega healthcare investors, inc.

FIRST amendment to credit agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jason LaGrippe
Name:	Jason LaGrippe
Title:	Duly Authorized Signatory

omega healthcare investors, inc.

FIRST amendment to credit agreement

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Emanuel Ma
Name:	Emanuel Ma
Title:	Authorized Signatory

omega healthcare investors, inc.

FIRST amendment to credit agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ William Behuniak
Name:	William Behuniak
Title:	Authorized Signatory

omega healthcare investors, inc.

FIRST amendment to credit agreement

SUNTRUST BANK,
as a Lender

By:	/s/ John Cappellari
Name:	John Cappellari
Title:	Director

omega healthcare investors, inc.

FIRST amendment to credit agreement

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Brian Waldron
Name:	Brian Waldron
Title:	Vice President

omega healthcare investors, inc.

FIRST amendment to credit agreement

STIFEL BANK & TRUST,
as a Lender

By:	/s/ Daniel P. McDonald
Name:	Daniel P. McDonald
Title:	Assistant Vice President

omega healthcare investors, inc.

FIRST amendment to credit agreement

SYNOVUS BANK,
as a Lender

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Director

omega healthcare investors, inc.

FIRST amendment to credit agreement

TAIWAN COOPERATIVE BANK, SEATTLE BRANCH,
as a Lender

By:	/s/ Guey-Fang Cheng
Name:	Guey-Fang Cheng
Title:	VP & Deputy General Manager

omega healthcare investors, inc.

FIRST amendment to credit agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrea S. Chen
Name:	Andrea S. Chen
Title:	Managing Director

omega healthcare investors, inc.

FIRST amendment to credit agreement

COMPASS BANK,
as a Lender

By:	/s/ Brian Tuerff
Name:	Brian Tuerff
Title:	SVP

omega healthcare investors, inc.

FIRST amendment to credit agreement

REGIONS BANK,
as a Lender

By:	/s/ Steven W. Mitchell
Name:	Steven W. Mitchell
Title:	Senior Vice President

omega healthcare investors, inc.

FIRST amendment to credit agreement

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Eva S. McQuillen
Name:	Eva S. McQuillen
Title:	Vice President

omega healthcare investors, inc.

FIRST amendment to credit agreement

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Managing Director

omega healthcare investors, inc.

FIRST amendment to credit agreement

BANK OF THE WEST, A CALIFORNIA BANKING
CORPORATION,
as a Lender

By:	/s/ Sarah J. Burns
Name:	Sarah J. Burns
Title:	Vice President

omega healthcare investors, inc.

FIRST amendment to credit agreement

FIFTH THIRD BANK,
as a Lender

By:	/s/ William D. Priester
Name:	William D. Priester
Title:	Senior Vice President

omega healthcare investors, inc.

FIRST amendment to credit agreement